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           MASTER SERVICER'S CERTIFICATE
         (Delivered pursuant to Section 4.9
    of the Master Sale and Servicing Agreement)


           HOUSEHOLD FINANCE CORPORATION,
                    Master Servicer
       HOUSEHOLD AUTO RECEIVABLES CORPORATION

           HOUSEHOLD AUTOMOTIVE TRUST IV
            Class A Notes, Series 2000-1


1.   This Certificate relates to the Distribution           May 17, 2000
Date occurring on

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2.  Series 2000-1 Information

(a)  The amount of Collected Funds with respect to        $28,161,291.39
the Collection Period was equal to

(b)  The amount of Available Funds with respect to        $28,161,296.00
the Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection        $1,868,569.94
Period was equal to

(d)  Net Liquidation Proceeds for the Collection             $925,673.34
Period was equal to
        (i) The annualized net default rate                    1.285056%

(e)  The principal balance of Series 2000-1
Receivables at the beginning
        of the Collection Period was equal to            $888,646,370.34

(f)  The principal balance of Series 2000-1
Receivables on the last day
        of the Collection Period was equal to            $872,329,172.08

(g)  The aggregate outstanding  balance of the
Series 2000-1 Receivables which were one
        payment (1-29 days) delinquent as of the
close of business on the last day of the
        Collection Period with respect to such            $38,122,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 2000-1 Receivables which were two
        payments (30-59 days) delinquent as of the
close of business on the last day of the
        Collection Period with respect to such             $8,687,000.00
Distribution Date was equal to

(i)  The aggregate outstanding  balance of the
Series 2000-1 Receivables which were three or
        more payments (60+ days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such             $2,544,000.00
Distribution Date was equal to

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(j)  The Base Servicing Fee paid on the Distribution         $552,665.82
Date was equal to

(k)  The Principal Distributable Amount for the           $24,623,247.79
Distribution Date was equal to

(l)  The Principal Amount Available for the               $24,623,247.79
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was equal      $592,946,944.26
to

(n)  The Aggregate Optimal Note Principal Balance        $567,013,961.85
was equal to

(o)  The Targeted Credit Enhancement Amount was          $331,485,085.39
equal to

(p)  The Targeted Credit Enhancement Amount as a
percentage of the Pool
       Balance on the Distribution Date was equal to               $0.38

(q)  The Targeted Reserve Account Balance was equal       $26,169,875.16
to

(r)  The Reserve Account Deposit Amount for the                    $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount for        $8,306,044.92
the Distribution Date

(t)  The Reserve Account Shortfall for the                         $0.00
Distribution Date

(u)  The amount on deposit in the Reserve Account         $26,169,875.16
after distributions was equal to

(v)  The amount on deposit in the Reserve Account as
a percentage of the Pool
       Balance on the Distribution Date was equal to           3.000000%

(w)  The Targeted Overcollateralization Amount was       $305,315,210.23
equal to

(x)   The ending overcollateralization was equal to      $304,005,475.61

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
       Distribution Date was equal to                         34.849858%

(z)  The Weighed Average Coupon (WAC) was equal to                     0

(aa)  The Weighed Average Remaining Maturity (WAM)                    56
was equal to

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3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                         $177.24496
   2.   Principal Distribution per $1,000                     $173.40315
   3.   Interest Distribution per $1,000                        $3.84181

B.  Calculation of Class A-1 Interest Due
   1.   Class A-1 related Note Rate                            6.090000%
   2.   Class A-1 principal balance - beginning of       $107,494,944.26
period
   3.   Accrual convention                           Actual/360
   4.   Days in Interest Period
                                                                      30
   5.   Class A-1 interest due                               $545,536.84
   6.   Class A-1 interest paid                              $545,536.84
   7.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-1
   8.   Class A-1 unpaid interest with respect to                  $0.00
the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of        $107,494,944.26
period
   2.  Class A-1 principal - amount due                   $24,623,247.79
   3.  Class A-1 principal - amount paid                  $24,623,247.79
   4.  Class A-1 principal balance - end of period        $82,871,696.47
   5.  Class A Principal Carryover Shortfall with                  $0.00
respect to Class A-1
   6.  Class A-1 unpaid principal with respect to                  $0.00
the Distribution Date
   7.  Class A-1 Notes as a percentage of the total           14.581777%
Notes outstanding on the Distribution Date
   8.  Class A-1 Notes as a percentage of the Pool             9.500049%
Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                           $5.70833
   2.   Principal Distribution per $1,000                       $0.00000
   3.   Interest Distribution per $1,000                        $5.70833

B.  Calculation of Class A-2 Interest Due
   1.    Class A-2 related Note Rate                           6.850000%
   2.   Class A-2 principal balance - beginning of       $153,000,000.00
period
   3.   Accrual convention                           30/360
   4.   Days in Interest Period
                                                                      30
   5.   Class A-2 interest due                               $873,375.00
   6.   Class A-2 interest paid                              $873,375.00
   7.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-2
   8.   Class A-2 unpaid interest with respect to                  $0.00
the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of        $153,000,000.00
period
   2.  Class A-2 principal - amount due                            $0.00
   3.  Class A-2 principal - amount paid                           $0.00
   4.  Class A-2 principal balance - end of period       $153,000,000.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
respect to Class A-2
   6.  Class A-2 unpaid principal with respect to                  $0.00
the Distribution Date
   7.  Class A-2 Notes as a percentage of the total           26.921278%
Notes outstanding on the Distribution Date
   8.  Class A-2 Notes as a percentage of the Pool            17.539251%
Balance on the Distribution Date
   9.  Class A-1 and A-2 Notes as a percentage of             27.039299%
the Pool Balance on the Distribution Date

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(c) Class A-3
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                           $6.08333
   2.   Principal Distribution per $1,000                       $0.00000
   3.   Interest Distribution per $1,000                        $6.08333

B.  Calculation of Class A-3 Interest Due
   1.    Class A-3 related Note Rate                           7.300000%
   2.    Class A-3 principal balance - beginning of      $169,000,000.00
period
   3.    Accrual convention                          30/360
   4.   Class A-3 interest due                             $1,028,083.33
   5.   Class A-3 interest paid                            $1,028,083.33
   6.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-3
   7.   Class A-3 unpaid interest with respect to                  $0.00
the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of        $169,000,000.00
period
   2.  Class A-3 principal - amount due                            $0.00
   3.  Class A-3 principal - amount paid                           $0.00
   4.  Class A-3 principal balance - end of period       $169,000,000.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
respect to Class A-3
   6.  Class A-3 unpaid principal with respect to                  $0.00
the Distribution Date
   7.  Class A-3 Notes as a percentage of the total           29.736575%
Notes outstanding on the Distribution Date
   8.  Class A-3 Notes as a percentage of the Pool            19.373421%
Balance on the Distribution Date
   9.  Class A-1, A-2 and A-3 Notes as a percentage           46.412720%
of the Pool Balance on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total Distribution per $1,000                           $6.23333
   2.   Principal Distribution per $1,000                       $0.00000
   3.   Interest Distribution per $1,000                        $6.23333

B.  Calculation of Class A-4 Interest Due
   1.    Class A-4 related Note Rate                           7.480000%
   2.    Class A-4 principal balance - beginning of      $163,452,000.00
period
   3.    Accrual convention                          30/360
   4.   Class A-4 interest due                             $1,018,850.80
   5.   Class A-4 interest paid                            $1,018,850.80
   6.   Class A Interest Carryover Shortfall with                  $0.00
respect to Class A-4
   7.   Class A-4 unpaid interest with respect to                  $0.00
the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of        $163,452,000.00
period
   2.  Class A-4 principal - amount due                            $0.00
   3.  Class A-4 principal - amount paid                           $0.00
   4.  Class A-4 principal balance - end of period       $163,452,000.00
   5.  Class A Principal Carryover Shortfall with                  $0.00
respect to Class A-4
   6.  Class A-4 unpaid principal with respect to                  $0.00
the Distribution Date
   7.  Class A-4. Notes as a percentage of the total          28.760370%
Notes outstanding on the Distribution Date
   8.  Class A-4 Notes as a percentage of the Pool            18.737422%
Balance on the Distribution Date
   9.  Class A-1, A-2, A-3 and A-4 Notes as a                 65.150142%
percentage of the Pool Balance on the Distribution
Date

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